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ATHENA BEHAVIORAL TACTICAL FUND
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUND — 98.8%
	EQUITY - 98.8%
121,000	iShares Russell 2000 ETF (Cost $23,121,575)	$ 23,338,480

	SHORT-TERM INVESTMENTS — 1.1%
	MONEY MARKET FUNDS - 1.1%
31,503	Fidelity Treasury Portfolio, Class I, 5.21%(a)	31,503
234,553	First American Treasury Obligations Fund, Class X, 5.24%(a)	234,553
	TOTAL SHORT-TERM INVESTMENTS (Cost $266,056)	266,056

	TOTAL INVESTMENTS - 99.9% (Cost $23,387,631)	$ 23,604,536
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	11,474
	NET ASSETS - 100.0%	$ 23,616,010

ETF	- Exchange-Traded Fund
(a)	Rate disclosed is the seven day effective yield as of January 31, 2024.